SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))

                       Van Kampen Merritt Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)  Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________

                       VAN KAMPEN MERRITT SERIES TRUST
                              One Parkview Plaza
                      Oakbrook Terrace, Illinois  60181
                          Telephone: (708) 684-6000
                          _________________________

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held February 7, 1996

To the Shareholders of
VAN KAMPEN MERRITT SERIES TRUST:

NOTICE IS HEREBY GIVEN to the holders of shares of beneficial interest (the "Shares") of Van Kampen Merritt Series Trust (the "Trust"), a Massachusetts business trust, that a Special Meeting of the Shareholders of the Trust (the "Meeting"), will be held at the offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, February 7, 1996, at 9:00 a.m., local time, for the following purposes:

     1. To elect five Trustees to serve until their respective successors are duly elected and qualified;

     2. To approve a proposed New Investment Advisory Agreement between the Trust and Cova Investment Advisory Corporation, as described in the accompanying Proxy Statement and attached as Exhibit B thereto;

     3. To approve a proposed Sub-Advisory Agreement between Cova Investment Advisory Corporation and Van Kampen American Capital Investment Advisory Corp., as described in the accompanying Proxy Statement and attached as Exhibit C thereto.

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Holders of record of the Shares at the close of business on December 26, 1995 are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

                                      By order of the Board of Trustees

                                      RONALD A. NYBERG
                                      Vice President and Secretary
Dated: January __, 1996

COVA LIFE RECOMMENDS THAT YOU CAST YOUR VOTE: IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT; FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT; AND FOR THE APPROVAL OF THE SUB-ADVISORY AGREEMENT. THE CURRENT BOARD EXPRESSES NO OPINION AND OFFERS NO RECOMMENDATION WITH RESPECT TO THE APPROVAL.

                   PLEASE FILL IN, DATE AND SIGN YOUR PROXY
                    AND MAIL IT IN THE ENCLOSED ENVELOPE.
                               PROXY STATEMENT

                       VAN KAMPEN MERRITT SERIES TRUST
                              One Parkview Plaza
                      Oakbrook Terrace, Illinois  60181
                          Telephone: (708) 684-6000

                       SPECIAL MEETING OF SHAREHOLDERS

                               February 7, 1996


This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at a Special Meeting of Shareholders of Van Kampen Merritt Series Trust, a Massachusetts business trust (the "Trust"), and at any and all adjournments thereof (the "Meeting"), to be held at the Trust's offices, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, February 7, 1996, at 9:00 a.m., local time. The approximate mailing date of this Proxy Statement and accompanying form of proxy is January 10, 1996.

The Board of Trustees of the Trust (the "Board" or the "Board of Trustees") has fixed the close of business on December 26, 1995 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and a fractional vote for each fractional Share. This Proxy is solicited by Cova Life. This Proxy is not solicited by the Trust, the Board of Trustees or VKAC.

As of the Record Date, there were _______ Shares of the Quality Income Portfolio, ____ Shares of the High Yield Portfolio, ______ Shares of the Money Market Portfolio, ______ Shares of the Stock Index Portfolio and _______ Shares of the Growth and Income Portfolio outstanding. As of the Record Date, the World Equity Portfolio and the Utility Portfolio had not yet commenced investment operations. See page __ for information concerning the substantial shareholders of the Shares of the Trust.

The Meeting has been called by the Board pursuant to Article X, Section 10.1 of the Trust's Agreement and Declaration of Trust at the written request of Cova Financial Services Life Insurance Company which, together with its insurance company affiliates ("Cova Life"), owns one hundred percent (100%) of the Shares of the Trust. As described further herein, Proposal 1 calls for the election of new Trustees. No member of the current Board is a Trustee nominee. THE CURRENT BOARD EXPRESSES NO OPINION AND OFFERS NO RECOMMENDATION WITH RESPECT TO THE APPROVAL.

Voting

Shares which represent interests in a particular Portfolio of the Trust vote separately on those matters which pertain only to that Portfolio. These matters are Proposals 2 and 3 and, as appropriate, any other business which may properly come before the Meeting. With respect to such matters, a vote of all Shareholders of the Trust may not be binding on a Portfolio whose Shareholders have not approved such matter. The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposals 2 and 3, a vote of the "majority of the outstanding voting securities" of a Portfolio which shall mean the lesser of
(i) 67% or more of the Shares of the Portfolio entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Portfolio is necessary to approve the New Investment Advisory Agreement (as defined below) between the Trust, on behalf of each respective Portfolio, and Cova Investment Advisory Corporation ("Cova Advisory") and to approve the proposed Sub-Advisory Agreement between Cova Advisory and Van Kampen American Capital Investment Advisory Corp. ("VKAC"). With respect to Proposal 1, an affirmative vote of a majority of the Shares of the Trust present in person or by proxy is required to elect the nominee Trustees of the Trust.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by Cova Life. All shares of each Portfolio of the Trust are owned by Cova Life. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), Cova Life will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of each Portfolio of the Trust will be voted by Cova Life in accordance with voting instructions received from such Variable Contract owners. Cova Life will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to Cova Life's interest in the Trust. Cova Life has fixed the close of business on February 1, 1996, as the last day on which voting instructions will be accepted.

The costs of the Meeting, including the solicitation of proxies, will be paid by Cova Life. Cova Life will also assume the costs associated with the solicitation of voting instructions from its Variable Contract owners. This Proxy is solicited by Cova Life. This Proxy is not solicited by the Trust, the Board of Trustees or VKAC.

Cova Life recommends that you cast your vote: IN FAVOR of the nominees for the Board of Trustees listed in this Proxy Statement; FOR the approval of the New Investment Advisory Agreement; and FOR the approval of the Sub-Advisory Agreement. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

The Trust knows of no business other than that mentioned in proposals one through three of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                                PROPOSAL (1):

                             ELECTION OF TRUSTEES

The Trustees

The Trust may, but is not required to, hold annual meetings of shareholders for the election of Trustees. Cova Life has selected and nominated all nominees for election as Trustees at this Special Meeting of Shareholders. The five individuals named in the table below have been nominated for election as Trustees, each to hold office until his or her successor is duly elected and has qualified. Of the nominees, Mr. Myers is the only current Trustee of the Trust. If reelected as a Trustee, Mr. Meyers intends to continue to serve on the Board for a one year period, after which he will resign therefrom.

An affirmative vote of a majority of the Shares of the Trust present in person or by proxy is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

The Declaration of Trust provides that the Board shall consist of not less than three nor more than eleven trustees. Following the Meeting, the Trust does not contemplate holding regular meetings of Shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the Shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term. The Trust has no procedure to consider persons recommended by Variable Contract owners for nomination to the Board of Trustees of the Trust.

When an investment company does not hold regular annual meetings, it is the position of the staff of the Securities and Exchange Commission (the "Commission") and a policy of the Trust that holders of record of not less than two-thirds of the outstanding shares of the investment company may file a declaration in writing or may vote at a special meeting of Shareholders for the purpose of removing a Trustee. The Board will be required to promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any such Trustee(s) when requested in writing to do so by the record holders of not less than 10% of the total outstanding Shares of the Trust. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with Shareholders.

Each of the nominees named below has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by Cova Life.

The following sets forth the names, ages, principal occupations and other information respecting the Trustee nominees:


                                 Principal Occupations or
Name and Age                     Employment in Past 5 Years
___________________              ___________________________________________
Stephen M. Alderman              Partner in the law firm of Garfield & Merel
211 West Wacker Drive
Chicago, IL 60606
     Age: 36

William C. Mair*                 Vice President and Controller of Cova Life;
One Tower Lane, Suite 3000       Vice President, Treasurer, Controller and
Oakbrook Terrace, IL 60181-4644  Director of Cova Advisory
     Age: 54

Theodore A.  Myers               Executive Vice President and Chief Financial
1940 East 6th Street             Officer of Qualitech Steel Corporation, a
Cleveland, OH 44114              producer of high quality engineered steels
     Age: 65                     for automotive, transportation and capital
                                 goods industries; Director of McClouth Steel
                                 Co.; Prior to August, 1993, Senior Vice
                                 President, Chief Financial Officer and a
                                 Director of Doskocil Companies, Inc., a food
                                 processing and distribution company; Trustee
                                 of other investment companies advised by VKAC.

Deborah A. Vohasek               Principal, Vohasek Oetjen Marketing
601 South LaSalle Street
Chicago, IL 60605
     Age: 32

R. Kevin Williams                Partner in the law firm of O'Donnell, Byrne
20 North Wacker Drive            & Williams from June 1993 through the
Chicago, IL 60606                present; Associate Attorney, Sonnenberg,
     Age: 41                     Anderson, O'Donnell & Rodriguez, September
                                 1988 through May 1993

     * "Interested person" of the Trust (within the meaning of Section 2(a)(19) of the 1940 Act).

     Each of the current Trustees, except for Mr. Meyers, intends to resign from office effective upon the election by shareholders of the nominees listed above.

The compensation of the officers and Trustees who are "interested persons" (as defined in the 1940 Act) of VKAC is paid by VKAC. The Trust pays the compensation of all other officers and Trustees of the Trust. Each Portfolio compensates the Trustees who are not interested persons of VKAC as follows: until the Portfolio has $25 Million in net assets each Trustee receives $2,000 per year and $200 per meeting of the Board of Trustees, plus expenses; in excess of $25 Million, each Trustee receives $2,500 per year and $250 per meeting of the Board of Trustees, plus expenses. The aggregate amount paid during the fiscal year ended December 31, 1994 to Trustees who are not such "interested persons" was $___________. In that the proposed new Board, if elected, will be comprised of fewer members, it is anticipated that there will be a reduction in the aggregate amount of fees and expenses paid to the nominee Trustees.

The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust's officers currently receive no compensation from the Trust but are also officers of VKAC and certain of its affiliates and receive compensation in such capacities. The following table sets forth certain information concerning the current principal executive officers of the Trust:

                     Positions and         Other Principal Occupations
Name and Age         Offices with Trust          in Past 5 Years
____________         ____________________ _________________________________________
Don G. Powell        Chairman and Trustee  President, Chief Executive Officer and a
2800 Post Oak Blvd.                        Director of VK/AC Holdings, Inc. and Van
Houston, TX 77056                          Kampen American Capital, Inc.; Chairman,
     Age: ___                              Chief Executive Officer and a Director of
                                           Van Kampen American Capital Distributors,
                                           Inc., and Van Kampen American Capital
                                           Management, Inc.; Chairman and a Trustee
                                           of other investment companies advised by
                                           VKAC.

Dennis J. McDonnell  President, Chief      President, Chief Operating Officer and a
     Age: ____       Executive Officer     Director of VKAC and Van Kampen American
                     and Trustee           Capital Management, Inc.; Director of
                                           VK/AC Holding, Inc., Van Kampen American
                                           Capital, Inc., McCarthy, Crisanti &
                                           Maffei, Inc. and Chairman and Director of
                                           MCM Asia Pacific Company, Limited;
                                           President, Chief Executive Officer and
                                           Trustee of other investment companies
                                           advised by VKAC. Prior to December, 1991,
                                           Senior Vice President of Van Kampen
                                           Merritt Inc.




Peter W. Hegel       Vice President        Senior Vice President and Portfolio
     Age: ___                              Manager of VKAC.  Vice President of other
                                           investment companies advised by VKAC.

Ronald A. Nyberg     Vice President and    Executive Vice President, General Counsel
     Age: ___        Secretary             and Secretary of Van Kampen American
                                           Capital, Inc. and VK/AC Holding, Inc.;
                                           Executive Vice President, General Counsel
                                           and Director of VKAC, Van Kampen American
                                           Capital Management, Inc. and Van Kampen
                                           American Capital Distributors, Inc.;
                                           General Counsel and Assistant Secretary
                                           of McCarthy, Crisanti & Maffei, Inc., a
                                           financial credit research firm; Vice
                                           President and Secretary of other
                                           investment companies advised by VKAC.
                                           Director of ICI Mutual Insurance Co., a
                                           provider of insurance to members of the
                                           Investment Company Institute. Prior to
                                           March 1991, Secretary of Van Kampen
                                           Merritt Inc. , VKAC and McCarthy,
                                           Crisanti & Maffei, Inc.

Edward C. Wood III   Vice President,       Senior Vice President of VKAC. Vice
     Age: ___        Treasurer and Chief   President, Treasurer and Chief Financial
                     Financial Officer     Officer of other investment companies
                                           advised by VKAC.

Scott E. Martin      Assistant Secretary   Senior Vice President, Deputy General
     Age: ___                              Counsel and Assistant Secretary of Van
                                           Kampen American Capital, Inc. and VK/AC
                                           Holding, Inc.; First Vice President,
                                           Deputy General Counsel and Secretary, Van
                                           Kampen American Capital Distributors,
                                           Inc., VKAC, Van Kampen American Capital
                                           Asset Management, Inc., Van Kampen
                                           American Capital Management, Inc.; Deputy
                                           General Counsel and Secretary of
                                           McCarthy, Crisanti & Maffei, Inc., a
                                           financial credit research firm. Assistant
                                           Secretary of other investment companies
                                           advised by VKAC.

Weston B. Wetherell  Assistant Secretary   Vice President, Associate General Counsel
     Age: ___                              and Assistant Secretary of Van Kampen
                                           American Capital, Inc., Van Kampen
                                           American Capital Distributors, Inc., Van
                                           Kampen American Capital Asset Management,
                                           Inc. and VKAC and an Assistant Secretary
                                           of McCarthy, Crisanti & Maffei, Inc., a
                                           financial credit research firm.
                                           Assistant Secretary of other investment
                                           companies advised by VKAC.

John L. Sullivan     Controller            First Vice President of VKAC. Controller
     Age: ___                              of other investment companies advised by
                                           VKAC.

Steven M. Hill       Assistant Treasurer   Assistant Vice President of VKAC.
     Age: ___

Except as otherwise noted, the address of each of the above officers is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

If the nominee Trustees are elected, the following individuals will be recommended for election by Cova Advisory as officers of the Trust:

          Name                            Proposed Title
          ____                            ______________







As of the Record Date, the Trustees and officers as a group owned no outstanding Shares of the Trust.

Vote Required

The affirmative vote of a majority of the Shares of the Trust present in person or by proxy is required to elect the nominees. COVA LIFE RECOMMENDS THAT CONTRACT OWNERS VOTE IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THIS PROXY STATEMENT. THE CURRENT BOARD EXPRESSES NO OPINION AND OFFERS NO RECOMMENDATION WITH RESPECT TO THE APPROVAL.

                                PROPOSAL (2):

 APPROVAL OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND
                     COVA INVESTMENT ADVISORY CORPORATION

Cova Life has requested that this Special Meeting of Shareholders be called for the purpose, among others, of approving a proposed new Investment Advisory Agreement between the Trust and Cova Advisory. A copy of the current Investment Advisory Agreement ("Current Investment Advisory Agreement") dated March 9, 1993 (and January 14, 1994 with respect to the World Equity Portfolio and the Utility Portfolio) is attached hereto as Exhibit A. A copy of the proposed new Investment Advisory Agreement ("New Investment Advisory Agreement") between the Trust and Cova Advisory is attached hereto as Exhibit B.

Background

VKAC currently manages the business and affairs of the Portfolios of the Trust, subject to the control of the Board of Trustees, pursuant to the Current Investment Advisory Agreement. VKAC, formerly known as Van Kampen Merritt Investment Advisory Corp., has served as investment adviser to the Trust since the Trust commenced its investment operations. VKAC is a wholly-owned subsidiary of Van Kampen American Capital, Inc. which in turn is a wholly-owned subsidiary of VKAC Holding, Inc. VKAC Holding, Inc. is indirectly controlled by Clayton & Dubilier Associates IV Limited Partnership, the general partners of which are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc., a New York based private investment partnership. VKAC's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts and nearly $50 billion under management or supervision. Van Kampen American Capital, Inc.'s over 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are distributed by financial advisers nationwide. In connection with advising the Trust, VKAC utilizes at its own expense credit analysis and research services provided by its affiliate, McCarthy, Crisanti & Maffei, Inc.

Cova Life has determined that it would be in its own best interest and in the best interest of its Variable Contract owners to implement new investment advisory arrangements for the Trust. Prior to February, 1993, VKAC and Cova Life were affiliated entities. Because the entities are no longer affiliated, Cova Life believes that it would be in the best interests of Cova Life and its Variable Contract owners if an entity affiliated with Cova Life (i.e., Cova Advisory) provides management and oversight of the investments of the beneficial owners of the Trust's shares, Cova Life's Variable Contract owners. These new arrangements, if approved by the shareholders of the Trust, would result in the selection of Cova Advisory as the new investment adviser to each of the Portfolios of the Trust. Cova Advisory would retain VKAC as sub-adviser for the Portfolios of the Trust to assist it, among other things, in managing the investment and reinvestment of the assets of each Portfolio of the Trust (as described in further detail in Proposal 3 hereof).

Current Investment Advisory Agreement

Under the Current Investment Advisory Agreement between the Trust and VKAC, VKAC supplies investment research and portfolio management, including the selection of securities for the Trust to purchase, hold, or sell and selection of brokers through whom the Trust's portfolio transactions are executed. VKAC also administers the business affairs of the Trust, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of the Trust. The Trust pays VKAC a monthly fee at the annual rate as set forth below for its services under the Current Investment Advisory Agreement equal to a percentage of the average daily net assets of the Portfolios of the Trust:

Portfolio                    Average Daily Net Assets    % Per Annum
______________________       ________________________    ____________
Money Market Portfolio       First $500 million            .500 of 1%
                             Over  $500 million            .400 of 1%

Quality Income Portfolio     First $500 million            .500 of 1%
                             Over  $500 million            .450 of 1%

High Yield Portfolio         First $500 million            .750 of 1%
                             Over  $500 million            .650 of 1%

Growth and Income Portfolio  First $500 million            .600 of 1%
                             Over  $500 million            .500 of 1%

Stock Index Portfolio        ______________                .500 of 1%

World Equity Portfolio       First $500 million            .750 of 1%
                             Over  $500 million            .650 of 1%

Utility Portfolio            First $500 million            .650 of 1%
                             Over $500 million but less
                             than $1 billion               .600 of 1%
                             Over $1 billion               .550 of 1%

For the year ended December 31, 1994, VKAC was paid advisory fees as follows:
$200,948 with respect to the Quality Income Portfolio, $153,084 with respect to the High Yield Portfolio, $266,474 with respect to the Stock Index Portfolio and $58,701 with respect to the Growth and Income Portfolio. VKAC waived its advisory fee of $293,512 with respect to the Money Market Portfolio. There were no advisory fees paid with respect to the World Equity Portfolio or the Utility Portfolio in that they have not yet commenced investment operations.

If the New Investment Advisory Agreement and the proposed Sub-Advisory Agreement had been in effect for the year ended December 31, 1994, Cova Advisory and VKAC would have received the following fees, respectively, assuming that no fees were waived:

     Portfolio                    Cova Advisory  VKAC
     ______________________       _____________ __________
     Money Market Portfolio      $146,756        $146,756

     Quality Income Portfolio     100,474         100,474

     High Yield Portfolio         51,038          102,046

     Growth and Income Portfolio  24,459           34,242

     Stock Index Portfolio        133,237         133,237

The Current Investment Advisory Agreement also provides that VKAC shall not be liable for any error of judgment or of law, or for any loss suffered by the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of VKAC in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Current Investment Advisory Agreement.

The Trust pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, expenses (including clerical expenses) of issuance, sale or repurchase of its Shares, membership fees in trade associations, expenses of registering its Shares for sale under federal securities laws, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special Shareholders' meetings, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of its Trustees who are not affiliated with VKAC, insurance premiums, indemnification and other expenses not expressly provided for in the Current Investment Advisory Agreement, and any extraordinary expenses of a nonrecurring nature.

The Current Investment Advisory Agreement may be terminated without penalty by vote of a majority of the Board, by vote of the outstanding shares of beneficial interest of any Portfolio, or by VKAC on sixty (60) days written notice to the other party. The Trust or any Portfolio of the Trust, may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of any Portfolio, accompanied by proper notice. The Current Investment Advisory Agreement will terminate without penalty in the event of its assignment.

The Current Investment Advisory Agreement provides that it will continue in effect from year to year only so long as its continuance is approved in accordance with the requirements of the 1940 Act.

The foregoing summary of the Current Investment Advisory Agreement between the Trust and VKAC is qualified by reference to the Current Investment Advisory Agreement, which is attached as Exhibit A to this Proxy Statement.

The Current Investment Advisory Agreement, dated March 9, 1993 (and amended as of January 14, 1994 for purposes of the addition of the World Equity and Utility Portfolios), was last approved by the Board of Trustees, including those Trustees who are not parties to the Current Investment Advisory Agreement or "interested persons" of any such party, on August 11, 1995. It was last approved by the shareholders by a majority vote of the shareholders of all Portfolios of the Trust (except the World Equity Portfolio and the

Utility Portfolio, each of which had not yet been formed) on January 14, 1993, the approval of which was necessitated by the acquisition of VKAC's then parent company which may have resulted in an assignment and thus a termination of the then existing investment advisory agreement.

The Trust and each of the Van Kampen American Capital Funds advised by VKAC and distributed by Van Kampen American Capital Distributors, Inc. have entered into Legal Services Agreements pursuant to which Van
Kampen American Capital provides legal services, including without limitation: accurate maintenance of the funds' minute books and records, preparation and oversight of the funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Trust for such services is made on a cost basis for the employment of personnel, as well as the overhead and the equipment necessary to render such services. Other funds distributed by Van Kampen American Capital Distributors, Inc. also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to funds distributed by Van Kampen American Capital Distributors, Inc., one half of such costs is allocated equally to each fund and the remaining one half of such costs is allocated to specific funds based on monthly time records. It is anticipated that the Legal Services Agreement will be terminated upon the approval of the proposed new advisory arrangements described herein. COVA Advisory intends to provide, or secure the provision of, such services for the Trust upon the implementation of the proposed new advisory arrangements.

The Trust distributes its own shares.

Description of Cova Advisory

Cova Advisory, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and which is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940. Cova Advisory is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets.

The names and principal occupations of the officers and directors of Cova Advisory are as follows:

Name and Address                 Principal Occupation
________________________         _______________________________________
Michael R. Hogan                 Chairman and Director of Cova Advisory;
1600 Brentwood Boulevard         President and Chief Executive Officer,
St. Louis, MO 63144              Cova Corporation.

Lorry J. Stensrud                President and Director of Cova Advisory;
One Tower Lane, Suite 3000       President of Cova Life.
Oakbrook Terrace, IL 60181-4644

William C. Mair                  Vice President, Treasurer, Controller
One Tower Lane, Suite 3000       and Director of Cova Advisory; Vice
Oakbrook Terrace, IL 60181-4644  President and Controller of Cova Life.

Jeffery K. Hoelzel               Secretary and Director of Cova Advisory;
One Tower Lane, Suite 3000       Vice President, General Counsel and
Oakbrook Terrace, IL 60181-4644  Secretary of Cova Life.

Douglas R. Koester               Chief Investment Officer and Director of
700 Market Street                Cova Advisory; Vice President, General
St. Louis, MO 63101              American.

Leonard M. Rubenstein            Director of Cova Advisory; Executive
700 Market Street                Vice President - Investments, General
St. Louis, MO 63101              American; President, General American
                                 Investment Management Company.

Proposed New Investment Advisory Agreement

As described elsewhere above, Cova Life is proposing new investment advisory arrangements for the Trust including the appointment of Cova Advisory as the new investment adviser to all Portfolios of the Trust. The proposed New Investment Advisory Agreement, attached as Exhibit B hereto, must be approved
(i) by a majority of the Trustees of the Trust who are not parties to the New Investment Advisory Agreement or "interested persons" of any such party ("Disinterested Trustees") and (ii) as to each Portfolio, by holders of a majority of the outstanding voting securities of each such Portfolio of the Trust. The New Investment Advisory Agreement, if approved, will take effect on May 1, 1996 and will continue in effect until May 1, 1998 and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

As indicated elsewhere herein, Cova Life believes that it is in its own best interests and the interests of its Variable Contract Owners for Cova Advisory to become the new investment adviser to the Trust and thus exercise control of the management and oversight of the Trust's investments. Cova Advisory currently intends to retain VKAC as sub-adviser to supervise and implement the investment activities of the Portfolios, including responsibility for overall portfolio management. See Proposal (3) for a further description of the terms of the proposed Sub-Advisory Agreement.

The terms of the New Investment Advisory Agreement are substantially the same as the terms of the Current Investment Advisory Agreement. THE TRUST IS OBLIGATED TO PAY THE SAME ADVISORY FEES UNDER THE NEW INVESTMENT ADVISORY AGREEMENT AS IT IS OBLIGATED TO PAY UNDER THE CURRENT INVESTMENT ADVISORY
AGREEMENT.   The advisory fees will be paid to Cova Advisory which, in turn, will pay a portion of these fees to VKAC pursuant to the terms of the proposed Sub-Advisory Agreement. See Proposal (3) for additional information concerning the terms of the proposed Sub-Advisory Agreement.

Consideration of New Investment Advisory Arrangements by Proposed New Trustees

As stated above, in addition to shareholder approval, the 1940 Act requires that the proposed New Investment Advisory Agreement be approved by a majority of the Disinterested Trustees of the Trust. If Proposal 1 hereof, described elsewhere herein, is approved by the Shareholders at this Meeting, it is intended that the newly constituted Board of Trustees will hold a special meeting of the Board on February 7, 1996. At that meeting, the newly constituted Board of Trustees will consider, among other things, the proposed advisory and sub-advisory arrangements described herein, including the proposed New Investment Advisory Agreement and the proposed Sub-Advisory Agreement. In connection with its consideration of these proposed new advisory and sub-advisory arrangements, the newly constituted Board of Trustees will be provided in advance of the Board meeting with various materials for its consideration including copies of the proposed New Investment Advisory Agreement and Sub-Advisory Agreement; comparative data as to the performance and advisory fee rates of the Portfolios and other like mutual funds; a comparison with the expense ratios of other mutual funds; and copies of all proxy soliciting materials including copies of the financial statements of Cova Advisory and VKAC. If approved by the Shareholders at this Meeting and if approved by the newly constituted Board of Trustees at its special meeting scheduled for February 7, 1996, it is intended that the proposed new advisory and sub-advisory arrangements described herein will take effect on May 1, 1996.


Brokerage and Research Services

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is currently intended that VKAC, as sub-adviser, will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, VKAC will use its best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, VKAC, having in mind the Trust's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, VKAC may receive research, statistical, and quotation services from any broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to VKAC and/or its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because VKAC and/or its affiliates may receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, VKAC may cause a Portfolio to pay a broker-dealer which provides brokerage and research services to VKAC an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. VKAC's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as Cova Advisory or the Trustees may adopt from time to time.


     INVESTMENT DECISIONS. If purchases or sales of securities of the Trust and of one or more other investment companies or clients advised by VKAC are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients, in a manner deemed equitable by VKAC, to each such investment company or client, taking into account their respective sizes and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price paid for the security by the Trust or the volume of the security purchased by the Trust, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust.

Vote Required

Shareholders of each Portfolio will vote separately to approve or disapprove the New Investment Advisory Agreement with respect to that Portfolio. As provided in the 1940 Act, approval of the New Investment Advisory Agreement as to a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio and (2) 67% or more of the shares of the Portfolio present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. COVA LIFE RECOMMENDS THAT CONTRACT OWNERS VOTE TO APPROVE THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT. THE CURRENT BOARD EXPRESSES NO OPINION AND OFFERS NO RECOMMENDATION WITH RESPECT TO THE APPROVAL.

                                PROPOSAL (3):

           APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT BETWEEN COVA
                INVESTMENT ADVISORY CORPORATION AND VAN KAMPEN
                  AMERICAN CAPITAL INVESTMENT ADVISORY CORP.

General

As described above, Cova Life has requested that this Special Meeting of Shareholders be called for the purpose, among other things, of approving new advisory arrangements. VKAC currently serves as the investment adviser to all Portfolios of the Trust as described more fully in Proposal 2. It is now proposed by Cova Life that Cova Advisory become the new investment adviser to all Portfolios of the Trust. Cova Advisory will retain VKAC as sub-adviser pursuant to the terms of the proposed Sub-Advisory Agreement, a copy of which is attached hereto as Exhibit C.

Description of VKAC

A full description of VKAC is set forth in Proposal 2 above.

All the Portfolios (except the Utility Portfolio) of the Trust will be managed by VKAC by a committee composed of persons who are officers or employees of VKAC. Daniel Smith is an Assistant Vice President of VKAC and is primarily responsible for the management of the Utility Portfolio. Mr. Smith has been employed by VKAC for the past five years.


Proposed Sub-Advisory Agreement

The proposed Sub-Advisory Agreement between Cova Advisory and VKAC provides that VKAC will manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of Cova Advisory and the Board of Trustees. VKAC will, under the Sub-Advisory Agreement, evaluate economic, statistical and financial information and undertake such investment research as it shall deem advisable; purchase and sell securities and other investments for the Portfolios; and provide such reports and data as are requested by Cova Advisory and the Board of Trustees.

The Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, by a majority of the Board of Trustees of the Trust, by a vote of the majority of the outstanding shares of beneficial interest of any Portfolio or by VKAC on sixty (60) days' written notice to Cova Advisory. The Agreement may be terminated by Cova Advisory only with the approval of a majority of the Board of Trustees of the Trust. The Agreement will terminate automatically in the event of its assignment or in the event of the termination of the New Investment Advisory Agreement.

For the services to be provided by VKAC, Cova Advisory will pay VKAC a monthly fee at the annual rate as set forth below as a percentage of the daily net assets of the Portfolios.

Portfolio                    Average Daily Net Assets    % Per Annum
______________________       ________________________    ___________
Money Market Portfolio       First $500 million            .250 of 1%
                             Over  $500 million            .150 of 1%

Quality Income Portfolio     First $500 million            .250 of 1%
                             Over  $500 million            .200 of 1%

High Yield Portfolio         First $500 million            .500 of 1%
                             Over  $500 million            .400 of 1%

Growth and Income Portfolio  First $500 million            .350 of 1%
                             Over  $500 million            .250 of 1%

Stock Index Portfolio        ______________                .250 of 1%

World Equity Portfolio       First $500 million            .500 of 1%
                             Over  $500 million            .400 of 1%

Utility Portfolio            First $500 million            .400 of 1%
                             Over $500 million but less
                             than $1 billion               .350 of 1%
                             Over $1 billion               .300 of 1%


In the event that Cova Advisory elects to waive a portion of its advisory fee, VKAC has agreed to waive the same amount of its sub-advisory fee.

COVA LIFE RECOMMENDS THAT CONTRACT OWNERS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT. THE CURRENT BOARD EXPRESSES NO OPINION AND OFFERS NO RECOMMENDATION WITH RESPECT TO THE APPROVAL.

                            ADDITIONAL INFORMATION

Substantial Shareholders

As of the Record Date, Cova Variable Annuity Account One, a separate account of Cova Financial Services Life Insurance Company, and Cova Variable Annuity Account Five, a separate account of Cova Financial Life Insurance Company, were known to the Board of Trustees and the management of the Trust to own of record 100% of the Shares. On that date, the officers and Trustees of the Trust together owned no Variable Contracts.

Ownership by Certain Beneficial Owners

Cova Life has advised the Trust that as of the Record Date, the following persons own Variable Contracts which will entitle them to instruct Cova Life with respect to more than 5% of the Shares:

                             Numbers of Shares   Percentage
Portfolio  Name and Address  Beneficially Owned  of Class
_________ _________________ ___________________ ____________



                         PROXY SOLICITATION EXPENSES

The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and this Proxy Statement and solicitation of proxies will be borne by Cova Life.

               REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1994 and the Trust's Semi-Annual Report to Shareholders which includes unaudited financial statements of the Trust as of June 30, 1995, may be obtained without charge by calling (800) 831-LIFE or writing to Cova Life at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

                                OTHER MATTERS

Cova Life does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

                                          By Order of Cova Life



                                           __________________________________
                                           Name and Title of Officer


Dated: ___________


                        INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT dated as of March 9, 1993, by and between VAN KAMPEN MERRITT SERIES TRUST (the "Trust"), a Massachusetts business trust, and VAN KAMPEN MERRITT INVESTMENT ADVISORY CORP. (the "Advisor"), a Delaware corporation.

     1. (a) Retention of Advisor by Fund. The Trust hereby employs the Advisor to act as the investment advisor for and to (i) manage the investment and reinvestment of the assets of the Quality Portfolio, High Yield Portfolio, Growth and Income Portfolio, Money Market Portfolio and Stock Index
Portfolio, each being a sub-trust of the Trust (hereinafter referred to individually as the "Sub-Trust") in accordance with each such Sub-Trust's investment objective and policies and limitations, or (ii) in the event the Advisor shall retain a sub-advisor in accordance with the provisions of the sub-paragraph (b) hereunder, to supervise and implement the investment activities of any Sub-Trust for which such sub-advisor has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisors; and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Trust with respect to each Sub-Trust as may from time to time be in force and delivered or made available to the Advisor.

     (b) Advisor's Acceptance of Employment. The Advisor accepts such employment and agrees during such period to render such services, to select, retain and compensate any sub-advisors, to supply investment research and portfolio management (including without limitation the selection of securities for each Sub-Trust to purchase, hold or sell and the selection of brokers through whom such Sub-Trust's portfolio transactions are executed, in accordance with the policies adopted by the Sub-Trust and its Board of Trustees), to administer the business affairs of each Sub-Trust, to furnish offices and necessary facilities and equipment to each Sub-Trust, to provide administrative services for each Sub-Trust, to render periodic reports to the Board of Trustees of the Trust with respect to each Sub-Trust, and to permit any of its officers or employees, or those of any sub-advisor to serve without compensation as trustees or officers of the Sub-Trust if elected to such positions.

     (c) Independent Contractor. The Advisor and any sub-advisors shall be deemed to be independent contractors under this Agreement and any sub-advisory agreements with the Advisor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Sub-Trust in any way or otherwise be deemed as agent of the Trust or any Sub-Trust.

     (d) Non-Exclusive Agreement. The services of the Advisor to any Sub-Trust under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     2. (a) Fee. For the services and facilities described in Section 1, each Sub-Trust will pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of such Sub-Trust as set forth in Schedules A through E attached hereto and incorporated by reference herein.

     (b) Determination of Net Asset Value. The net asset value of each Sub-Trust shall be calculated as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Trust as from time to time in force. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of beneficial interest of each Sub-Trust shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

     (c) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Advisor's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

     3. Expenses. In addition to the fee of the Advisor, the Sub-Trust shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the such Sub-Trust's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Sub-Trust as provided above. Neither the Advisor or any sub-advisor shall be required to pay, and each Sub-Trust shall assume and pay, the charges and expenses of its operations, including compensation of the trustees of the Trust (other than those who are interested persons of the Advisor or any sub-advisor and other than those who are interested persons of the principal underwriter of the Sub-Trust but not of the Advisor or any sub-advisor, if the principal underwriter has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by such Sub-Trust, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of such Sub-Trust under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by such Sub-Trust, filing of corporate documents or otherwise. Neither the Trust or any Sub-Trust shall pay or incur any obligation for any management or administrative expenses for which the Trust or such Sub-Trust intends to seek reimbursement from the Advisor without first obtaining the written approval of the Advisor. The Advisor shall arrange, if desired by the Trust, for officers or employees of the Advisor or any sub-advisor to serve, without compensation from the Trust, as trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

     4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Trust or any Sub-Trust are or may be interested in the Advisor or any sub-advisor as trustees, directors, officers, shareholders, agents or otherwise and that the trustees, directors, officers, shareholders and agents of the Advisor may be interested in the Trust and any Sub-Trust as trustees, officers, shareholders, agents or otherwise.

     5. Liability. The Advisor shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any Sub-Trust in connection with the matters to which this Agreement or any sub-advisory agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, (2) by reason of its reckless disregard of its obligations and duties under this Agreement, or (3) from willful misfeasance, bad faith or gross negligence on the part of any sub-advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under any sub-advisory agreement between it and the Advisor.

     6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until December 31, 1994, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Any sub-advisory agreement between the Advisor and any sub-advisor shall remain in full force and effect from its date of effectiveness until the second anniversary of such date unless sooner terminated as hereinafter provided. Any such sub-advisory agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act.

     (b) Termination. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, shall be submitted to the shareholders of the Trust and each Sub-Trust for approval at the first shareholders meeting and shall automatically terminate if not approved by a majority of the shares of the Sub-Trust present and voting at such meeting. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, shall automatically terminate in the event of its assignment. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, may be terminated at any time without the payment of any penalty by a majority of the Board of Trustees of the Trust, by vote of the outstanding shares of beneficial interest of any Sub-Trust or, in the case of this Advisory Agreement only, by the Advisor or, in the case of a sub-advisory agreement between the Advisor and any sub-advisor, the sub-advisor, on sixty (60) days written notice to the other party. The Trust or any Sub-Trust may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of beneficial interest of such Sub-Trust, accompanied by appropriate notice. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of beneficial interest of the Trust or any Sub-Trust in the event that it shall have been established by a court of competent jurisdiction that (1) the Advisor or any officer or director of the Advisor has taken any action which results in a breach of the covenants of the Advisor set forth herein or (2) that any sub-advisor or any trustee, director or officer of any sub-advisor has taken any action which results in a breach of the covenants of such sub-advisor set forth in any sub-advisory agreement between such sub-advisor and the Advisor. No sub-advisory agreement shall be cancelable by the Advisor without the approval of a majority of the Board of

Trustees of the Trust.

     (c) Payment upon Termination. Termination of this Agreement shall not affect the right of the Advisor to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

     7. The Advisor shall not enter into any sub-advisory agreement with any sub-advisor respecting the management of assets of any Sub-Trust which is inconsistent with the terms hereof or with the Investment Company Act or the Investment Advisers Act of 1940.

     8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     9. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     10. Disclaimer. The Advisor acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Fund, the shareholders, trustees, officers, employees and other agents of the Trust and any Sub-Trust shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the Fund and the Advisor have caused this Agreement to be executed on the day and year first above written.


VAN KAMPEN MERRITT INVESTMENT ADVISORY CORP.

By  /S/DENNIS J. MCDONNELL
_________________________________________________
  President, Chief Operating Officer and Director

VAN KAMPEN MERRITT SERIES TRUST

By  /S/DENNIS J. MCDONNELL
________________________________________________
  President, Chief Operating Officer and Trustee

SCHEDULE A
VAN KAMPEN MERRITT SERIES TRUST, QUALITY INCOME PORTFOLIO

     In accordance with Section 2(a) of the Investment Advisory Agreement dated March 9 1993, the Quality Income Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Quality Income Portfolio as follows:

Average Daily Net Assets  % Per Annum
________________________ _____________
First $500 Million           .50 of 1%
Over $500 Million            .45 of 1%

SCHEDULE B
VAN KAMPEN MERRITT SERIES TRUST, HIGH YIELD PORTFOLIO

     In accordance with Section 2(a) of the Investment Advisory Agreement dated March 9, 1993, the High Yield Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the High Yield Portfolio as follows:

Average Daily Net Assets  % Per Annum
________________________ _____________
First $500 Million           .75 of 1%
Over $500 Million            .65 of 1%

SCHEDULE C
VAN KAMPEN MERRITT SERIES TRUST, GROWTH AND INCOME PORTFOLIO

     In accordance with Section 2(a) of the Investment Advisory Agreement dated March 9, 1993, the Growth and Income Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Growth and Income Portfolio as follows:

Average Daily Net Assets  % Per Annum
________________________ ______________
First $500 Million           .60 of 1%
Over $500 Million            .50 of 1%

SCHEDULE D
VAN KAMPEN MERRITT SERIES TRUST, MONEY MARKET PORTFOLIO

     In accordance with Section 2(a) of the Investment Advisory Agreement dated March 9, 1993, the Money Market Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Money Market Portfolio as follows:

Average Daily Net Assets  % Per Annum
________________________ ______________
First $500 Million           .50 of 1%
Over $500 Million            .40 of 1%

SCHEDULE E
VAN KAMPEN MERRITT SERIES TRUST, STOCK INDEX PORTFOLIO

     In accordance with Section 2(a) of the Investment Advisory Agreement dated March 9, 1993, the Stock Index Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to .50 of 1% of the average daily net assets of the Stock Index Portfolio.


                                  Amendment One
                                     To The
                          Investment Advisory Agreement

     THIS AMENDMENT dated as of January 14, 1994, to the Investment Advisory Agreement dated as of March 9, 1993 (the "Agreement") by and between VAN KAMPEN MERRITT SERIES TRUST (the "Trust"), a Massachusetts business trust, and VAN KAMPEN MERRITT INVESTMENT ADVISORY CORP., a Delaware corporation (the "Advisor").

     WHEREAS, the Trust has established the World Equity Portfolio and the Utility Portfolio, each being a separate sub-trust, and desires to retain the Advisor to serve as investment adviser of each sub-trust: and

     WHEREAS, the Advisor desires to serve as investment adviser for each of the World Equity Portfolio and the Utility Portfolio; THEREFORE

     1. Section 1 (a) of the Agreement is hereby amended so as to include the World Equity Portfolio and the Utility Portfolio in the definition of a "Sub-Trust"; and

     2. Section 2(a) of the Agreement is hereby amended so as to include Schedule F, attached hereto, relating to the investment management fee payable by the World Equity Portfolio to the Advisor and Schedule G, attached hereto, relating to the investment management fee payable by the Utility Portfolio to the Advisor.

     IN WITNESS WHEREOF, the Trust and the Advisor have caused this Amendment to the Agreement to be executed on the day and year first above written.

VAN KAMPEN MERRITT SERIES TRUST  VAN KAMPEN MERRITT
                                 INVESTMENT ADVISORY CORP.


By:/S/DENNIS J. MCDONNELL        By:/S/DENNIS J. MCDONNELL
   _____________________            ______________________
   President                        President




Attest                           Attest

By:/S/RONALD A. NYBERG           By:/S/RONALD A. NYBERG
   ___________________              ___________________
   Secretary                        Secretary

SCHEDULE F
VAN KAMPEN MERRITT SERIES TRUST WORLD EQUITY PORTFOLIO

     In accordance with Section 2(a) of the Investment Advisory Agreement dated March 9, 1993, the World Equity Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the World Equity Portfolio as follows:

Average Daily Net Assets  % Per Annum
________________________   ____________
First $500 Million           .75 of 1%
Over $500 Million            .65 of 1%

SCHEDULE G
VAN KAMPEN MERRITT SERIES TRUST UTILITY PORTFOLIO

     In accordance with Section 2(a) of the Investment Advisory Agreement dated March 9, 1993, the Utility Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Utility Portfolio as follows:

Average Daily Net Assets                    % Per Annum
________________________                    ____________
First $500 Million                             .65 of 1%
Over $500 Million but less than $1 Billion     .60 of 1%
Over $1 Billion                                .55 of 1%

                        INVESTMENT ADVISORY AGREEMENT


THIS INVESTMENT ADVISORY AGREEMENT dated as of ____________, 1996, by and between VAN KAMPEN MERRITT SERIES TRUST (the "Trust"), a Massachusetts business trust, and COVA INVESTMENT ADVISORY CORPORATION (the "Advisor"), an Illinois corporation.

     1. (a) Retention of Advisor by Trust. The Trust hereby employs the Advisor to act as the investment advisor for and to (i) manage the investment and reinvestment of the assets of the Quality Income Portfolio, High Yield Portfolio, Growth and Income Portfolio, Money Market Portfolio, Stock Index Portfolio, World Equity Portfolio and the Utility Portfolio, each being a sub-trust of the Trust (hereinafter referred to individually as the "Sub-Trust"), in accordance with each such Sub-Trust's investment objective and policies and limitations, or (ii) in the event the Advisor shall retain a sub-advisor in accordance with the provisions of sub-paragraph (b) hereunder, to supervise and implement the investment activities of any Sub-Trust for which such sub-advisor has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisors; and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Trust for the period and upon the terms herein set forth. The Advisor shall select the entities with or through which the purchase, sale or loan of securities is to be effected; provided that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

     The Trust hereby authorizes any entity or person associated with the Advisor or any sub-advisor retained by Advisor pursuant to this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

     The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Trust with respect to each Sub-Trust as may from time to time be in force and delivered or made available to the Advisor.

          (b) Advisor's Acceptance of Employment. The Advisor accepts such employment and agrees during such period to render such services, to select, retain and compensate any sub-advisors, to supply investment research and portfolio management (including without limitation the selection of securities for each Sub-Trust to purchase, hold or sell and the selection of brokers through whom such Sub-Trust's portfolio transactions are executed, in accordance with the policies adopted by the Sub-Trust and its Board of Trustees), to administer the business affairs of each Sub-Trust, to furnish offices and necessary facilities and equipment to each Sub-Trust, to provide administrative services for each Sub-Trust, to render periodic reports to the Board of Trustees of the Trust with respect to each Sub-Trust, and to permit any of its officers or employees, or those of any sub-advisor to serve without compensation as trustees or officers of the Sub-Trust if elected to such positions.
         (c) Independent Contractor. The Advisor and any sub-advisors shall be deemed to be independent contractors under this Agreement and any sub-advisory agreements with the Advisor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Sub-Trust in any way or otherwise be deemed an agent of the Trust or any Sub-Trust.

          (d) Non-Exclusive Agreement. The services of the Advisor to any Sub-Trust under this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     2. (a) Fee. For the services and facilities described in Section 1, each Sub-Trust will pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of such Sub-Trust as set forth in Schedules A through G attached hereto and incorporated by reference herein.

          (b) Determination of Net Asset Value. The net asset value of each Sub-Trust shall be calculated as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Trust as from time to time in force. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of beneficial interest of each Sub-Trust shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

          (c) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Advisor's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

     3. Expenses. In addition to the fee of the Advisor, the Sub-Trust shall assume and pay any expenses for services rendered by a custodian for the safekeeping of such Sub-Trust's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Sub-Trust as provided above. Neither the Advisor nor any sub-advisor shall be required to pay, and each Sub-Trust shall assume and pay, the charges and expenses of its operations, including compensation of the trustees of the Trust (other than those who are interested persons of the Advisor or any sub-advisor and other than those who are interested persons of the principal underwriter of the Sub-Trust but not of the Advisor or any sub-advisor, if the principal underwriter has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by such Sub-Trust, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of such Sub-Trust under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by such Sub-Trust, filing of corporate documents or otherwise. Neither the Trust nor any Sub-Trust shall pay or incur any obligation for any management or administrative expenses for which the Trust or such Sub-Trust intends to seek reimbursement from the Advisor without first obtaining the written approval of the Advisor. The Advisor shall arrange, if desired by the Trust, for officers or employees of the Advisor or any sub-advisor to serve, without compensation from the Trust, as trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent to any limitations imposed by law.

     4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Trust or any Sub-Trust are or may be interested in the Advisor or any sub-advisor as trustees, directors, officers, shareholders, agents or otherwise and that the trustees, directors, officers, shareholders and agents of the Advisor may be interested in the Trust and any Sub-Trust as trustees, officers, shareholders, agents or otherwise.

     5. Liability. The Advisor shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any Sub-Trust in connection with the matters to which this Agreement or any sub-advisory agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties, or (2) by reason of its reckless disregard of its obligations and duties under this Agreement.

     6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until _________, 1998 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Any sub-advisory agreement between the Advisor and any sub-advisor shall remain in full force and effect from its date of effectiveness until the second anniversary of such date unless sooner terminated as hereinafter provided. Any such sub-advisory agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act.

          (b) Termination. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, shall be submitted to the shareholders of the Trust and each Sub-Trust for approval at a shareholders' meeting and shall automatically terminate if not approved by a majority of the shares of the Sub-Trust present and voting at such meeting. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, shall automatically terminate in the event of its assignment. This Agreement, and any sub-advisory agreement between the Advisor and any sub-advisor, may be terminated at any time without the payment of any penalty by a majority of the Board of Trustees of the Trust, by vote of the outstanding shares of beneficial interest of any Sub-Trust or, in the case of this Advisory Agreement only, by the Advisor or, in the case of a sub-advisory agreement between the Advisor and any sub-advisor, the sub-advisor, on sixty (60) days written notice to the other party. The Trust or any Sub-Trust may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of beneficial interest of such Sub-Trust, accompanied by appropriate notice. No sub-advisory agreement shall be cancelable by the Advisor without the approval of a majority of the Board of Trustees of the Trust. Any sub-advisory agreement will terminate automatically in the event of the termination of this Agreement.

          (c) Payment upon Termination. Termination of this Agreement shall not affect the right of the Advisor to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

     7. Consistency with Sub-Advisory Agreements. The Advisor shall not enter into any sub-advisory agreement with any sub-advisor respecting the management of assets of any Sub-Trust which is inconsistent with the terms hereof or with the Investment Company Act or the Investment Advisers Act of 1940.

     8. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     9. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     10. Disclaimer. The Advisor acknowledges and agrees that, as provided by Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and any Sub-Trust shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the Trust and the Advisor have caused this Agreement to be executed on the day and year first above written.

                              COVA INVESTMENT ADVISORY CORPORATION

                              By:____________________________________________

                              VAN KAMPEN MERRITT SERIES TRUST

                              By:____________________________________________

                                  SCHEDULE A

          VAN KAMPEN MERRITT SERIES TRUST, QUALITY INCOME PORTFOLIO


In accordance with Section 2(a) of the Investment Advisory Agreement dated __________, 1996, the Quality Income Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Quality Income Portfolio as follows:

           Average Daily Net Assets  % Per Annum
           ________________________ ____________
           First $500 Million        .500 of 1%
           Over $500 Million         .450 of 1%

                                  SCHEDULE B

            VAN KAMPEN MERRITT SERIES TRUST, HIGH YIELD PORTFOLIO


In accordance with Section 2(a) of the Investment Advisory Agreement dated ___________, 1996, the High Yield Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the High Yield Portfolio as follows:


           Average Daily Net Assets  % Per Annum
           ________________________ ____________
           First $500 Million        .750 of 1%
           Over $500 Million         .650 of 1%

                                  SCHEDULE C

         VAN KAMPEN MERRITT SERIES TRUST, GROWTH AND INCOME PORTFOLIO

In accordance with Section 2(a) of the Investment Advisory Agreement dated ___________, 1996, the Growth and Income Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Growth and Income Portfolio as follows:


           Average Daily Net Assets  % Per Annum
           ________________________ ____________
           First $500 Million        .600 of 1%
           Over $500 Million         .500 of 1%

                                  SCHEDULE D

           VAN KAMPEN MERRITT SERIES TRUST, MONEY MARKET PORTFOLIO


In accordance with Section 2(a) of the Investment Advisory Agreement dated __________, 1996, the Money Market Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Money Market Portfolio as follows:


           Average Daily Net Assets  % Per Annum
           ________________________ ____________
           First $500 Million        .500 of 1%
           Over $500 Million         .400 of 1%

                                  SCHEDULE E

            VAN KAMPEN MERRITT SERIES TRUST, STOCK INDEX PORTFOLIO


In accordance with Section 2(a) of the Investment Advisory Agreement dated ___________, 1996, the Stock Index Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to .500 of 1% of the average daily net assets of the Stock Index Portfolio.

                                  SCHEDULE F

           VAN KAMPEN MERRITT SERIES TRUST, WORLD EQUITY PORTFOLIO


In accordance with Section 2(a) of the Investment Advisory Agreement dated _____________, 1996, the World Equity Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the World Equity Portfolio as follows:


           Average Daily Net Assets  % Per Annum
           ________________________ ____________
           First $500 Million        .750 of 1%
           Over $500 Million         .650 of 1%

                                  SCHEDULE G

              VAN KAMPEN MERRITT SERIES TRUST, UTILITY PORTFOLIO


In accordance with Section 2(a) of the Investment Advisory Agreement dated ____________, 1996, the Utility Portfolio shall pay to the Advisor at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Utility Portfolio as follows:


           Average Daily Net Assets  % Per Annum
           ________________________ ____________
           First $500 Million        .650 of 1%
           Over $500 Million but
           less than $1 Billion      .600 of 1%
           Over $1 Billion           .550 of 1%

                       VAN KAMPEN MERRITT SERIES TRUST

                            SUB-ADVISORY AGREEMENT


This Agreement is made between COVA INVESTMENT ADVISORY CORPORATION, an Illinois corporation, having its principal place of business in Oakbrook Terrace, Illinois (hereinafter referred to as the "Advisor"), VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation, having its principal place of business in Oakbrook Terrace, Illinois (hereinafter referred to as the "Sub-Advisor") and VAN KAMPEN MERRITT SERIES TRUST, a Massachusetts business trust (hereinafter referred to as the "Trust").

WHEREAS, the Trust, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission has appointed Advisor as investment adviser for and to the Quality Income Portfolio, the High Yield Portfolio, the Growth and Income Portfolio, the Money Market Portfolio, the Stock Index Portfolio, the World Equity Portfolio and the Utility Portfolio, each being a sub-trust of the Trust (referred to individually as the "Sub-Trust"), pursuant to the terms of an investment advisory agreement between the Trust and Advisor ("Investment Advisory Agreement");

WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Trusts as more fully described below;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment adviser for the Sub-Trusts. Subject to the oversight and review of Advisor and the Board of Trustees of the Trust, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Trusts. Sub-Advisor will determine in its discretion, subject to the oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Trust is required to maintain, and will render regular reports to Advisor and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities.

     Sub-Advisor, in its supervision of the investments of the Sub-Trusts, will be guided by each Sub-Trust's investment objectives and policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated by Advisor to Sub-Advisor.

     Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or any Sub-Trust in any way or otherwise be deemed an agent of the Trust or any Sub-Trust.

    2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Trusts by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder.

    3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Trust and each Sub-Trust for approval at a shareholders' meeting and shall automatically terminate if not approved by a majority of the shares of the Sub-Trust present and voting at such meeting.

     4. Termination. This Agreement may be terminated at any time without the payment of any penalty, by a majority of the Board of Trustees of the Trust, by a vote of the majority of the outstanding shares of beneficial interest of any Sub-Trust or by the Sub-Advisor on sixty (60) days written notice to the Advisor.

     This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

     Notwithstanding any provision of this Agreement, this Agreement may not be cancelled by the Advisor without the approval of a majority of the Board of Trustees of the Trust.

     This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

     5. Sub-Advisor's Representations - Section 817(h). Sub-Advisor represents and warrants that the Sub-Trusts will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended and Treasury Regulations Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Trustees causes non-compliance with Section 817(h) and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

     6. Liability. The Sub-Advisor shall not be liable for any error in judgment or of law, or for any loss suffered by the Trust or any Sub-Trust in connection with the matters to which this Agreement relates, except (1) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its obligations and duties or (2) by reason of its reckless disregard of its obligations and duties under this Agreement.

     7. Brokerage. The Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Trusts with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Trusts. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub-Trusts and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Trusts to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Trusts which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

     8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

     9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

     10. Registration as Investment Adviser. The Advisor and Sub-Advisor each hereby acknowledges that it is registered as an investment adviser under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

     Witness the due execution hereof this ____ day of _________, 1996.

                            COVA INVESTMENT ADVISORY CORPORATION
Attest:

______________________      By:___________________________________________


                            VAN KAMPEN AMERICAN CAPITAL INVESTMENT
                               ADVISORY CORP.
Attest:

______________________      By:___________________________________________


                            VAN KAMPEN MERRITT SERIES TRUST
Attest:

__________________________  By:___________________________________________

                                  EXHIBIT A

                       VAN KAMPEN MERRITT SERIES TRUST

                          SUB-ADVISORY COMPENSATION


For all services rendered by Sub-Advisor hereunder, Advisor shall pay to Sub-Advisor and Sub-Advisor agrees to accept as full compensation for all services rendered hereunder, fees at the end of each calendar month equal to a percentage of the average daily net assets of the Sub-Trusts as follows:

Portfolio                    Average Daily Net Assets    % Per Annum
__________________________   ________________________    ____________
Money Market Portfolio       First $500 million             .25 of 1%
                             Over  $500 million             .15 of 1%

Quality Income Portfolio     First $500 million             .25 of 1%
                             Over  $500 million             .20 of 1%

High Yield Portfolio         First $500 million             .50 of 1%
                             Over  $500 million             .40 of 1%

Growth and Income Portfolio  First $500 million             .35 of 1%
                             Over  $500 million             .25 of 1%

Stock Index Portfolio        __________________             .25 of 1%

World Equity Portfolio       First $500 million             .50 of 1%
                             Over  $500 million             .40 of 1%

Utility Portfolio            First $500 million             .40 of 1%
                             Over $500 million but less
                             than $1 billion                .35 of 1%
                             Over $1 billion                .30 of 1%

                                    PROXY
                            MONEY MARKET PORTFOLIO
                                      OF
                       VAN KAMPEN MERRITT SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                               February 7, 1996


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Money Market Portfolio of Van Kampen Merritt Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on February 7, 1996 at the Offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois at 9:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect each of the following persons as a Trustee of the Trust to serve until their respective successors are duly elected and qualified: Stephen M. Alderman, William C. Mair, Theodore A. Myers, Deborah A. Vohasek and R. Kevin Williams as Trustees of the Trust.

FOR electing all  (          )  WITHHOLDING AUTHORITY (          )  ABSTAIN FROM (           )
nominees listed except          to vote for all nominees listed
as indicated below

To withhold authority to vote for any individual nominee, please write his or her name below and the number of shares withholding authority to vote for such nominee:

                                    Amount of Shares
      Name of Nominee             Withholding Authority
___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

2. To approve an Investment Advisory Agreement between the Trust and Cova Investment Advisory Corporation.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

3. To approve a Sub-Advisory Agreement between Cova Investment Advisory Corporation and Van Kampen American Capital Investment Advisory Corp.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer

MONEY MARKET PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

Cova Variable Annuity Account One

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

                                    PROXY
                           QUALITY INCOME PORTFOLIO
                                      OF
                       VAN KAMPEN MERRITT SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                               February 7, 1996

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Quality Income Portfolio of Van Kampen Merritt Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on February 7, 1996 at the Offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois at 9:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect each of the following persons as a Trustee of the Trust to serve until their respective successors are duly elected and qualified: Stephen M. Alderman, William C. Mair, Theodore A. Myers, Deborah A. Vohasek and R. Kevin Williams as Trustees of the Trust.


FOR electing all  (          )  WITHHOLDING AUTHORITY (          )  ABSTAIN FROM (           )
nominees listed except          to vote for all nominees listed
as indicated below

To withhold authority to vote for any individual nominee, please write his or her name below and the number of shares withholding authority to vote for such nominee:

                                    Amount of Shares
      Name of Nominee             Withholding Authority
___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

2. To approve an Investment Advisory Agreement between the Trust and Cova Investment Advisory Corporation.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

3. To approve a Sub-Advisory Agreement between Cova Investment Advisory Corporation and Van Kampen American Capital Investment Advisory Corp.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer

QUALITY INCOME PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

Cova Variable Annuity Account One

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

                                    PROXY
                             HIGH YIELD PORTFOLIO
                                      OF
                       VAN KAMPEN MERRITT SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                               February 7, 1996


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the High Yield Portfolio of Van Kampen Merritt Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on February 7, 1996 at the Offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois at 9:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect each of the following persons as a Trustee of the Trust to serve until their respective successors are duly elected and qualified: Stephen M. Alderman, William C. Mair, Theodore A. Myers, Deborah A. Vohasek and R. Kevin Williams as Trustees of the Trust.

FOR electing all  (          )  WITHHOLDING AUTHORITY (          )  ABSTAIN FROM (           )
nominees listed except          to vote for all nominees listed
as indicated below

To withhold authority to vote for any individual nominee, please write his or her name below and the number of shares withholding authority to vote for such nominee:

                                    Amount of Shares
      Name of Nominee             Withholding Authority
___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

2. To approve an Investment Advisory Agreement between the Trust and Cova Investment Advisory Corporation.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

3. To approve a Sub-Advisory Agreement between Cova Investment Advisory Corporation and Van Kampen American Capital Investment Advisory Corp.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer

HIGH YIELD PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

Cova Variable Annuity Account One


__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

                                    PROXY
                         GROWTH AND INCOME PORTFOLIO
                                      OF
                       VAN KAMPEN MERRITT SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                               February 7, 1996


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Growth and Income Portfolio of Van Kampen Merritt Series Trust ("Trust") hereby appoints ______________________________________________, or any one of
them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on February 7, 1996 at the Offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois at 9:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect each of the following persons as a Trustee of the Trust to serve until their respective successors are duly elected and qualified: Stephen M. Alderman, William C. Mair, Theodore A. Myers, Deborah A. Vohasek and R. Kevin Williams as Trustees of the Trust.

FOR electing all  (          )  WITHHOLDING AUTHORITY (          )  ABSTAIN FROM (           )
nominees listed except          to vote for all nominees listed
as indicated below

To withhold authority to vote for any individual nominee, please write his or her name below and the number of shares withholding authority to vote for such nominee:


                                    Amount of Shares
      Name of Nominee             Withholding Authority
___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

2. To approve an Investment Advisory Agreement between the Trust and Cova Investment Advisory Corporation.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

3. To approve a Sub-Advisory Agreement between Cova Investment Advisory Corporation and Van Kampen American Capital Investment Advisory Corp.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company




                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer

GROWTH AND INCOME PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

Cova Variable Annuity Account One

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

                                    PROXY
                            STOCK INDEX PORTFOLIO
                                      OF
                       VAN KAMPEN MERRITT SERIES TRUST

                       SPECIAL MEETING OF SHAREHOLDERS

                               February 7, 1996


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Stock Index Portfolio of Van Kampen Merritt Series Trust ("Trust") hereby appoints ______________________________________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on February 7, 1996 at the Offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois at 9:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect each of the following persons as a Trustee of the Trust to serve until their respective successors are duly elected and qualified: Stephen M. Alderman, William C. Mair, Theodore A. Myers, Deborah A. Vohasek and R. Kevin Williams as Trustees of the Trust.

FOR electing all  (          )  WITHHOLDING AUTHORITY (          )  ABSTAIN FROM (           )
nominees listed except          to vote for all nominees listed
as indicated below

To withhold authority to vote for any individual nominee, please write his or her name below and the number of shares withholding authority to vote for such nominee:

                                    Amount of Shares
      Name of Nominee             Withholding Authority
___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

___________________________  ____________________________

2. To approve an Investment Advisory Agreement between the Trust and Cova Investment Advisory Corporation.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

3. To approve a Sub-Advisory Agreement between Cova Investment Advisory Corporation and Van Kampen American Capital Investment Advisory Corp.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

                           Dated:  ____________________, 1996


                           Cova Financial Services Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer

STOCK INDEX PORTFOLIO

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Portfolio:

Cova Variable Annuity Account One

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS PORTFOLIO
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:

__________________________________

Money Market Portfolio


        INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        VAN KAMPEN MERRITT SERIES TRUST TO BE HELD ON FEBRUARY 7, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Money Market Portfolio of VAN KAMPEN MERRITT SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:00 a.m., local time, on February 7, 1996, at the offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR  WITHHOLDING  ABSTAIN FROM
       AUTHORITY
_____ ____________ ____________
 [ ]      [ ]               [ ]  1.  To elect each of the following persons as
                                     a Trustee of the Trust to serve until
                                     their respective successors are duly
                                     elected and qualified: Stephen M.
                                     Alderman, William C. Mair, Theodore A.  Myers,
                                     Deborah A. Vohasek and R. Kevin Williams
                                     as Trustees of the Trust.

                                     All nominees listed above (except as
                                     marked to the contrary below).

                                     __________________________________________
                                     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
                                     VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE
                                     THE NAME(S) ON THE LINE PROVIDED ABOVE.)

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ]  2.  To approve an Investment Advisory
                                     Agreement between the Trust and Cova
                                     Investment Advisory Corporation.

 [ ]     [ ]                [ ]  3.  To approve a Sub-Advisory Agreement
                                     between Cova Investment Advisory
                                     Corporation and Van Kampen American
                                     Capital Investment Advisory Corp.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


Quality Income Portfolio


        INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        VAN KAMPEN MERRITT SERIES TRUST TO BE HELD ON FEBRUARY 7, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Quality Income Portfolio of VAN KAMPEN MERRITT SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:00 a.m., local time, on February 7, 1996, at the offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR  WITHHOLDING  ABSTAIN FROM
       AUTHORITY
_____ ____________ _____________
 [ ]      [ ]               [ ]  1.  To elect each of the following persons as
                                     a Trustee of the Trust to serve until
                                     their respective successors are duly
                                     elected and qualified: Stephen M.
                                     Alderman, William C. Mair, Theodore A.  Myers,
                                     Deborah A. Vohasek and R. Kevin Williams
                                     as Trustees of the Trust.

                                     All nominees listed above (except as
                                     marked to the contrary below).

                                     __________________________________________
                                     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
                                     VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE
                                     THE NAME(S) ON THE LINE PROVIDED ABOVE.)

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ]  2.  To approve an Investment Advisory
                                     Agreement between the Trust and Cova
                                     Investment Advisory Corporation.

 [ ]     [ ]                [ ]  3.  To approve a Sub-Advisory Agreement
                                     between Cova Investment Advisory
                                     Corporation and Van Kampen American
                                     Capital Investment Advisory Corp.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996

                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.



High Yield Portfolio


        INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        VAN KAMPEN MERRITT SERIES TRUST TO BE HELD ON FEBRUARY 7, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the High Yield Portfolio of VAN KAMPEN MERRITT SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:00 a.m., local time, on February 7, 1996, at the offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR  WITHHOLDING  ABSTAIN FROM
       AUTHORITY
______ ___________ ____________
 [ ]      [ ]               [ ]  1.  To elect each of the following persons as
                                     a Trustee of the Trust to serve until
                                     their respective successors are duly
                                     elected and qualified: Stephen M.
                                     Alderman, William C. Mair, Theodore A.  Myers,
                                     Deborah A. Vohasek and R. Kevin Williams
                                     as Trustees of the Trust.

                                     All nominees listed above (except as
                                     marked to the contrary below).


                                     __________________________________________
                                     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
                                     VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE
                                     THE NAME(S) ON THE LINE PROVIDED ABOVE.)

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ]  2.  To approve an Investment Advisory
                                     Agreement between the Trust and Cova
                                     Investment Advisory Corporation.

 [ ]     [ ]                [ ]  3.  To approve a Sub-Advisory Agreement
                                     between Cova Investment Advisory
                                     Corporation and Van Kampen American
                                     Capital Investment Advisory Corp.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

Growth and Income Portfolio


        INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        VAN KAMPEN MERRITT SERIES TRUST TO BE HELD ON FEBRUARY 7, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Growth and Income Portfolio of VAN KAMPEN MERRITT SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:00 a.m., local time, on February 7, 1996, at the offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR  WITHHOLDING  ABSTAIN FROM
       AUTHORITY
_____ ____________ _____________
 [ ]      [ ]               [ ]  1.  To elect each of the following persons as
                                     a Trustee of the Trust to serve until
                                     their respective successors are duly
                                     elected and qualified: Stephen M.
                                     Alderman, William C. Mair, Theodore A.  Myers,
                                     Deborah A. Vohasek and R. Kevin Williams
                                     as Trustees of the Trust.

                                     All nominees listed above (except as
                                     marked to the contrary below).

                                     __________________________________________
                                     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
                                     VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE
                                     THE NAME(S) ON THE LINE PROVIDED ABOVE.)

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ]  2.  To approve an Investment Advisory
                                     Agreement between the Trust and Cova
                                     Investment Advisory Corporation.

 [ ]     [ ]                [ ]  3.  To approve a Sub-Advisory Agreement
                                     between Cova Investment Advisory
                                     Corporation and Van Kampen American
                                     Capital Investment Advisory Corp.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.
IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996


                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.



Stock Index Portfolio


        INSTRUCTIONS TO COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                  FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
        VAN KAMPEN MERRITT SERIES TRUST TO BE HELD ON FEBRUARY 7, 1996
                     INSTRUCTIONS SOLICITED ON BEHALF OF
                COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY


The undersigned hereby instructs Cova Financial Services Life Insurance Company (the "Company") to vote all shares of the Stock Index Portfolio of VAN KAMPEN MERRITT SERIES TRUST (the "Trust") represented by shares held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:00 a.m., local time, on February 7, 1996, at the offices of the Trust, One Parkview Plaza, Oakbrook Terrace, Illinois and at any adjournment thereof, as follows:

 FOR  WITHHOLDING  ABSTAIN FROM
       AUTHORITY
_____ ____________ _____________
 [ ]      [ ]               [ ]  1.  To elect each of the following persons as
                                     a Trustee of the Trust to serve until
                                     their respective successors are duly
                                     elected and qualified: Stephen M.
                                     Alderman, William C. Mair, Theodore A.  Myers,
                                     Deborah A. Vohasek and R. Kevin Williams
                                     as Trustees of the Trust.

                                     All nominees listed above (except as
                                     marked to the contrary below).

                                     __________________________________________
                                     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
                                     VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE
                                     THE NAME(S) ON THE LINE PROVIDED ABOVE.)

 FOR    AGAINST    ABSTAIN FROM

 [ ]     [ ]                [ ]  2.  To approve an Investment Advisory
                                     Agreement between the Trust and Cova
                                     Investment Advisory Corporation.

 [ ]     [ ]                [ ]  3.  To approve a Sub-Advisory Agreement
                                     between Cova Investment Advisory
                                     Corporation and Van Kampen American
                                     Capital Investment Advisory Corp.

                 IMPORTANT:  Please sign on the reverse side.

INSTRUCTIONS SOLICITED ON BEHALF OF COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED ON THE REVERSE SIDE OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


                           Dated:______________________________________, 1996

                           __________________________________________________
                                              Signature(s)

                           __________________________________________________
                                   Signature (of joint owner, if any)


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.